UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  x                             Filed by a party other than the Registrant  o
Check the appropriate box:

o	Preliminary Proxy Statement

o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

o	Definitive Proxy Statement

x	Definitive Additional Materials

o	Soliciting Material Pursuant to § 240.14a-12
THREDUP INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

x	No fee required
o	Fee paid previously with preliminary materials
o	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

THREDUP INC.

2024 Annual Meeting
Vote by May 22, 2024
11:59 PM ET

THREDUP

THREDUP INC.
969 BROADWAY
SUITE 200
OAKLAND, CA 94607

V39882-P05415

You invested in THREDUP INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 23, 2024.**

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 23, 2024
3:30 PM EDT

Virtually at:
www.virtualshareholdermeeting.com/TDUP2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect two Class III directors to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified: **Nominees:** 01) Patricia Nakache 02) Mandy Ginsberg	For
2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3. To approve of an amendment to the ThredUp Inc. Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law.	For

NOTE: The proxies may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments, continuations or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V39883-P05415